GOODWILL	12 Months Ended
Dec. 31, 2020
GOODWILL
GOODWILL

8. GOODWILL

The Company’s goodwill reflects the excess of the consideration paid or transferred, including the fair value of contingent consideration over the fair values of the identifiable net assets acquired. The Company engages in the used car business and has one reporting unit for goodwill impairment test purposes.

For the year ended December 31, 2019, the Company elected to perform a qualitative assessment, considering the suspension of operation in dealerships due to disagreements with certain non-controlling shareholders on operational matters, declining revenues, significant write-down of the Company’s inventory, write-off of the prepaid expenses and other current assets, and continuous decrease in the Company’s share price, the Company assessed it is not more likely than not that the fair value of the reporting unit is greater than its carrying amount. The Company performed a quantitative impairment assessment using the discounted cash flow method. The Company performed the quantitative analysis using the discounted cash flow method when determining the fair value of the reporting unit. Key assumptions used to determine the estimated fair value include: (a) internal cash flows forecasts including expected revenue growth, operating margins and estimated capital needs, (b) an estimated terminal value using a terminal year long-term future growth rate determined based on the growth prospects of the reporting unit; and (c) a discount rate that reflects the weighted-average cost of capital adjusted for the relevant risk associated with the reporting unit’s operations and the uncertainty inherent in the Company’s internally developed forecasts. The Company recognized a full impairment of goodwill for the year ended December 31, 2019. There was no goodwill as of December 31, 2020. The net balances of the goodwill was $nil as of December 31, 2019 and 2020.